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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
 October 26, 2006 (October 23, 2006)

Janus Capital Group Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

151 DETROIT STREET
DENVER, COLORADO 80206
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code
 (303) 691-3905

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 26, 2006, Janus issued a press release reporting its financial results for the third quarter 2006. Copies of that press release and the earnings presentation are being furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report.

Item 5.02 Election of Director

(d)
On October 23, 2006, the Board of Directors of Janus Capital Group Inc. (the "Company") appointed a new director, Ambassador J. Richard Fredericks. Mr. Fredericks will also be a member of the Audit Committee of the Board of Directors. The Company issued a press release announcing the appointment on October 26, 2006. A copy of the press release is furnished herewith as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits.

99.1	Janus Capital Group Inc. press release reporting its financial results for the third quarter 2006
99.2	Janus Capital Group Inc. third quarter 2006 earnings presentation
99.3	Janus Capital Group Inc. press release announcing the appointment of a new director

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.
Date: October 26, 2006	By:	/s/ DAVID R. MARTIN Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Document
99.1	Janus Capital Group Inc. press release reporting its financial results for the third quarter 2006
99.2	Janus Capital Group Inc. third quarter 2006 earnings presentation
99.3	Janus Capital Group Inc. press release announcing the appointment of a new director

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  Item 2.02 Results of Operations and Financial Condition.
  Item 5.02 Election of Director
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX